UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  August 25, 2010 (August 19, 2010)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

11757 Katy Freeway
Houston, Texas 77079
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On August 19, 2010, INX Inc. (the “Company”) received a letter from the Listings Qualification Department of The NASDAQ Stock Market (the “Nasdaq”) stating that because the Company’s quarterly report on Form 10-Q for the period ended June 30, 2010 was not timely filed, the Company does not comply with the requirements of Rule 5250(c)(1) of the NASDAQ Listing Rules.  The Form 10-Q for the period ended June 30, 2010 was delayed as a result of the Company’s ongoing assessment of errors in the accounting for customer contracts.

As previously reported, the Company received the initial letter from the Nasdaq indicating that the Company is not in compliance with the filing requirement of Listing Rule 5250(c)(1) due to the Company’s failure to timely file its Form 10-K for the period ended December 31, 2009.  As previously disclosed by the Company on Form 12b-25 Notification of Late Filing, the Company has been unable to complete its Form 10-K for the period ending December 31, 2009 for the same reason.  The Company has also been unable to complete its quarterly report on Form 10-Q for the period ended March 31, 2010.  Based on the timing proposed by the Company in its compliance plan submitted to Nasdaq, Nasdaq granted the Company an exception until October 12, 2010 to file its Form 10-K for the period ended December 31, 2009 and its Form 10-Q for the period ended March 31, 2010.

With respect to the Form 10-Q for the period ended June 30, 2010, the Company is required to submit to Nasdaq an update to its plan to regain compliance with Listing Rule 5250(c)(1) by September 3, 2010.  The update is required to address the Company’s plans to file the Form 10-Q for the period ended June 30, 2010 and to indicate the progress the Company has made towards implementing the  plan submitted in connection with the Form 10-K for the period ended December 31, 2009.  Any additional exceptions to allow the Company to regain compliance with all of its delinquent filings will be limited to the maximum of 180 calendar days from the due date of the Form 10-K for the period ended December 31, 2009, or October 12, 2010.  Under the Nasdaq Listing Rules, in the event that the Company is unable to regain compliance by October 12, 2010, and receives a Nasdaq staff determination of delisting, the Company may appeal the Nasdaq staff’s determination to a Hearings Panel, which has the authority to grant an exception to the Nasdaq Listing Rules for a period not to exceed 180 days from the Nasdaq staff’s delisting determination.

The Company intends to submit the required update to its compliance plan to Nasdaq by the September 3, 2010 deadline. Although the Company intends to file the Forms 10-Q for the periods ended March 31, 2010 and June 30, 2010 and the Form 10-K for the period ended December 31, 2010 no later than October 12, 2010, there can be no assurance that the Company will be able to do so and, if it does not file it during the additional grace period, that Nasdaq will permit the Company’s common stock to remain listed on the Nasdaq.

On August 25, 2010, the Company issued a Press Release with respect to the letter referenced herein.  A copy of that Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2010	INX Inc.
By: /s/ Brian Fontana Brian Fontana Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 25, 2010